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                                                                     EXHIBIT 4.1

INCORPORATED UNDER THE LAWS                                       COMMON STOCK
OF THE STATE OF DELAWARE                                        PAR VALUE $0.001




               [LOGO OF EXCEL COMMUNICATIONS, INC. APPEARS HERE]




THIS CERTIFICATE IS TRANSFERABLE                          CUSIP 30065K 10 4
        IN BOSTON, MA                        SEE REVERSE FOR CERTAIN DEFINITIONS
       OR NEW YORK, NY




THIS CERTIFIES THAT






IS THE OWNER OF

            FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Excel Communications, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly notarized. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

In Witness Whereof, the Corporation has caused this certificate to be signed by its duly authorized officers and a facsimile of its Seal to be hereunto affixed.


/s/ Kenny A. Troutt                              DATED
   ----------------
CHAIRMAN AND
CHIEF EXECUTIVE OFFICER                          COUNTERSIGNED AND REGISTERED:
                                                  BankBoston, N.A.
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

/s/ Chris Dance                                  BY /s/ Mary Penezic
   ---------------                                  -------------------------
EXECUTIVE VICE PRESIDENT                            AUTHORIZED SIGNATURE
SECRETARY AND GENERAL COUNSEL


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               [LOGO OF EXCEL COMMUNICATIONS, INC. APPEARS HERE]

      THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -as tenants in common           UNIF GIFT MIN ACT -______Custodian____
                                                            (Cust)      (Minor)
TEN ENT  -as tenants by the entireties        under Uniform Gifts to Minors Act

JT TEN   -as joint tenants with right            _____________________________
          of survivorship and not as                          (State)
          tenants in common

    Additional abbreviations may also be used though not in the above list.


  For value received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
__________________________________
|                                 |
|                                 |
________________________________________________________________________________


________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
     ------------------
                                                 X
                                                 -------------------------------
                                                             (SIGNATURE)
          NOTICE
THE SIGNATURE(S) TO THIS
ASSIGNMENT MUST CORRES--
POND WITH THE NAME(S) AS
WRITTEN UPON THE FACE OF
THE CERTIFICATE IN EVERY
PARTICULAR WITHOUT ALTER-
ATION OR ENLARGEMENT OR
ANY CHANGE WHATEVER.                             X
                                                 -------------------------------
                                                             (SIGNATURE)


                         ______________________________________________________
                        | THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE | | GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS |
                        | AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH         |
                        | MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE        |
                        | MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 175Ad-15 |
                        |------------------------------------------------------|
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                        |  SIGNATURE(S) GUARANTEED BY:                         |
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